UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2024

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2468 Industrial Row Dr.
Troy, MI	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to a Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed by Agrify Corporation (the “Company”) for the purpose of amending Item 9.01 of that certain Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on December 16, 2024 (the “Original Form 8-K”) in connection with the December 12, 2024 completion of the acquisition of substantially all of the assets of Double or Nothing, LLC (“Double or Nothing”). As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Double or Nothing as of and for the years ended December 31, 2023 and 2022 and the unaudited financial statements of Double or Nothing as of and for the nine months ended September 30, 2024 and 2023 are filed as Exhibits 99.1 and 99.2, respectively, to this Amendment No. 1, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company, giving effect to the acquisition of substantially all of the assets of Double of Nothing, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2024 and the unaudited pro forma condensed combined statements of operations and comprehensive loss for the year ended December 31, 2023 and for the nine months ended September 30, 2024 and the related notes, is filed as Exhibit 99.3 to this Amendment No. 1, and is incorporated herein by reference.

(d) Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

Exhibit No.	Description

23.1	Consent of GuzmanGray

99.1	Audited financial statements of Double or Nothing, LLC as of and for the years ended December 31, 2023 and 2022

99.2	Unaudited financial statements of Double or Nothing, LLC as of and for the nine months ended September 30, 2024 and 2023

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2024 and the unaudited pro forma condensed combined statements of operations and comprehensive loss for the year ended December 31, 2023 and for the nine months ended September 30, 2024 giving effect to the acquisition of substantially all of the assets of Double or Nothing, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: February 25, 2025	By:	/s/ Benjamin Kovler
Benjamin Kovler
Chairman and Interim Chief Executive Officer

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